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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Buffets, Inc. on Form S-8 of our report dated February 10, 1995, incorporated by reference in the Annual Report on Form 10-K of Buffets, Inc. for the fiscal year ended December 28, 1994.

/s/ DELOITTE & TOUCHE LLP

Minneapolis, Minnesota
February 19, 1996